Exhibit 99.1


          CERTIFICATION PURSUANT TO
           18 U.S.C. SECTION 1350,
            AS ADOPTED PURSUANT TO
              SECTION 906 OF THE
          SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Nova International Films, Inc. (the "Company") on Form 10-KSB for the year ended October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

(1)  The Report fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange
     Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  February 10, 2003          /s/ William Rifkin
                                  William Rifkin,
                                  Chairman of the Board and
                                  Principal Executive Officer


Date:  February 10, 2003          /s/ William Rifkin
                                 William Rifkin,
                                 Principal Financial Officer